UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 06, 2024

CYBER APP SOLUTIONS CORP.

(Exact name of Registrant as Specified in Its Charter)

Nevada	333-254676	98-1585090
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Bering Drive Suite 875
Houston, Texas		77057
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 713 400-2987

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CYRB	OTC Pink Open Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported on the Current Report on Form 8-K filed on September 20, 2024 (the “Forbearance Form 8-K”), Cyber App Solutions Corp., a Nevada corporation (the “Company”), entered into that certain Forbearance and Settlement Agreement (the “Forbearance Agreement”) by and between Kips Bay Select LP, a Delaware limited partnership (“Kips Bay”) and Cyber One, Ltd., a Cayman Islands limited company (“Cyber One” and together with Kips Bay, the “Holders”), which was amended by that certain Amendment to Forbearance and Settlement Agreement, dated October 15, 2024 (the "First Amendment to Forbearance Agreement"), by and between the Company and the Holders, as previously reported on the Current Report on Form 8-K filed on October 22, 2024 (the “Amendment Form 8-K”), pursuant to which the Holders agreed to forbear from exercising certain of its rights and remedies available as a result of existing defaults and events of defaults, as previously disclosed, against the Company under the convertible promissory notes, dated November 21, 2023 (the “2023 Convertible Notes”) issued the Holders pursuant to the Securities Purchase Agreement, dated as of November 21, 2023.

On November 6, 2024, the Company entered into that certain Amendment to Forbearance and Settlement Agreement (the “Second Amendment to Forbearance Agreement” and together with the First Amendment to Forbearance Agreement, the “Amended Forbearance Agreement”) by and between the Holders. Pursuant to the Second Amendment to Forbearance Agreement, the Holders have agreed to further shift the dates and amounts of certain cash payments due under the Forbearance Agreement, as amended, and to continue to forbear from exercising certain of its rights and remedies available as a result of existing defaults and events of defaults, as previously disclosed, against the Company under the 2023 Convertible Notes in exchange for (i) 5,000,000 shares of the Company's common stock (the "Common Stock") to Kips Bay (the “Kips Bay Second Amendment Shares”) and (ii) 5,000,000 shares of Common Stock to Cyber One (the “Cyber One Second Amendment Shares” and together with the Kips Bay Second Amendment Shares the “Second Amendment Forbearance Shares”), provided that if the Company meets its payment obligations under the Amended Forbearance Agreement then the Holders will each return 2,000,000 shares of Common Stock received pursuant to the Second Amendment to Forbearance Agreement.

This description of the Second Amendment to Forbearance Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Second Amendment to Forbearance Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. For more information about the terms of the Forbearance Agreement and the First Forbearance Agreement, please see the Forbearance Form 8-K and Amendment Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference. The Second Amendment Forbearance Shares to be issued to the Holders pursuant to the Second Amendment to Forbearance Agreement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are being offered pursuant to an exemption provided under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act. The Company will rely upon representations, warranties, certifications and agreements of the Holders in the Amended Forbearance Agreement in support of the satisfaction of the conditions contained in Section 4(a)(2) of the Securities Act and the rules and regulations promulgated thereunder. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the securities discussed herein, nor shall there be any offer, solicitation or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 7, 2024, the shareholders of the Company approved the proposed amended and restated bylaws of the Company (the “Amended and Restated Bylaws”) to, among other things, adequately address the needs of the Company and update the existing bylaws so that they are in line with current industry standards for public companies. Among other matters, the amendments contained in the Amended and Restated Bylaws:

i.
clarify the procedures for holding annual meetings and special meetings;
ii.
change the time required for giving notice to shareholders for meetings from not less than 10 days or more than 50 days before the date of the meeting to not less than 10 days nor more than 60 days before the date of each meeting;
iii.
change the period of time that the Board (as defined below) may fix a record date from not less than 10 days nor more than 50 days prior to any meeting to not more than 60 nor less than 10 days before the date of such meeting, and clarify the procedures and requirements for when a record date is not fixed;
iv.
extend the period of time that proxies are valid for;
v.
clarify the procedures and requirements for shareholders to bring forth Board nominations and shareholder proposals for shareholder meetings;
vi.
provide the Board with the ability to increase the number of directors above 5;
vii.
revise the percentage required to remove a director from a majority of the shares outstanding to not less than 2/3rds of the voting power of the issued and outstanding shares; and

viii.
update the procedures and requirements for indemnification and include the option for the Board to include employees and other persons pursuant to an action by the Board.

The Amended and Restated Bylaws were previously adopted by the Board. The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 7, 2024, the Company held its 2024 annual meeting of stockholders (the “Annual Meeting”). Only stockholders of record as of the close of business on October 7, 2024 (the “Record Date”) were entitled to vote at the Annual Meeting. As of the Record Date, there were 84,119,047 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. The number of shares of the Common Stock present or represented by valid proxy at the Annual Meeting was 84,119,047. As addressed below, at the Annual Meeting, the Company’s stockholders (i) re-elected each of Steven Looper, David Hobbs, Douglas Heller, Peter Wagner, and Tralisa Maraj as directors and (ii) approved the Amended and Restated Bylaws. The following is a tabulation of the voting on the proposals presented at the Annual Meeting:

Proposal No. 1 – Election of directors.

Steven Looper, David Hobbs, Douglas Heller, Peter Wagner, and Tralisa Maraj were elected to serve until the 2025 annual meeting of stockholders and until his or her successor is duly elected and qualified, unless he or she resigns, is removed or otherwise is disqualified from serving as a director of the Company. The voting results were as follows:

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
Steven Looper	51,890,805	0	32,228,242
David Hobbs	51,890,805	0	32,228,242
Douglas Heller	49,984,817	1,905,988	32,228,242
Peter Wagner	51,890,805	0	32,228,242
Tralisa Maraj	48,237,400	2,403,812	33,477,835

Proposal No. 2 – Approval of the amended and restated bylaws.

The Amended and Restated Bylaws was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
51,890,805	0	0	32,228,242

Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The use of words such as “anticipate,” “believe,” “continue,” “could,” “endeavor,” “estimate,” “expect,” “anticipate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will” or “would” or the negative of such words or other similar expressions can be used to identify forward-looking statements. Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement. These and other risks and uncertainties are described in additional detail in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K and its other filings made with the Securities and Exchange Commission from time to time. Although the Company’s forward-looking statements reflect the good faith judgment of its management, these statements are based only on facts and factors currently known by the Company. As a result, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statement made in this Current Report on Form 8-K speaks only as of the date on which it is made. Except as required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Cyber App Solutions Corp.
10.1	Amendment to Forbearance and Settlement Agreement, dated as of November 6, 2024, by and between Cyber App Solutions Corp. and Kips Bay Select LP and Cyber One, Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYBER APP SOLUTIONS CORP.

Date:	November 13, 2024	By:	/s/ Steven Looper
Steven Looper, Chief Executive Officer and President